Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Joe Dorame, Joe Diaz & Robert Blum
            Lytham Partners, LLC
        602-889-9700

InfuSystem to Participate in Lake Street’s 8th Annual Best Ideas Growth (BIG8) Conference September 12, 2024

Rochester Hills, Michigan, September 4, 2024 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that Richard DiIorio, Chief Executive Officer and Barry Steele, Chief Financial Officer will participate in Lake Street Capital Markets’ 8th Annual Best Ideas Growth (BIG8) Conference on Thursday, September 12, 2024. The conference is being held at The Yale Club in New York City.

Management will be available for one-on-one and group meetings with investors throughout the day. To receive additional information, request an invitation or to schedule a one-on-one meeting, please email conference@lakestreetcm.com. Conversely, you may also call or email Lytham Partners at 602-889-9700, or infu@lythampartners.com.

About the Lake Street "Big8" Conference

Lake Street Capital Markets is a research-powered investment bank focused on growth companies. The Best Ideas Growth Conference is Lake Street’s annual invitation-only event, featuring dynamic, small-cap companies interacting with top institutional investors. The format has been designed to give attendees direct access to senior management via one-on-one & group meeting formats. Learn more about the conference and Lake Street at https://www.lakestreetcapitalmarkets.com/big8conference.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The first platform is Patient Services, providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The Patient Services segment is comprised of Oncology, Pain Management and Wound Therapy businesses. The second platform, Device Solutions, supports the Patient Services platform and leverages strong service orientation to win incremental business from its direct payer clients. The Device Solutions segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, our share repurchase program and capital allocation strategy, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “goal,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, the Company’s ability to remediate its previously disclosed material weakness in internal control over financial reporting, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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